UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2024, at the Annual Meeting, the Company's stockholders (i) elected each of the nominees listed below to the Company's Board of Directors to serve until the 2027 Annual Meeting of Stockholders, or until their respective successors are elected and qualified; (ii) ratified the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approved, on an advisory basis, a resolution on the compensation of AAON's named executive officers as set forth in the Proxy Statement; (iv) approved an amendment to the Company's Articles of Incorporation to increase its total authorized common shares from 100,000,000 to 200,000,000; and (v) approved the Company's 2024 Long-Term Incentive Plan. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Norman H. Asbjornson	66,106,700	5,374,770	166,921	7,530,225
Gary D. Fields	70,386,729	1,179,112	82,550	7,530,225
Angela E. Kouplen	66,463,813	4,992,508	192,070	7,530,225

(ii) The voting results with respect to the ratification of the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

For	Against	Abstain	Broker Non-Votes
77,927,588	1,134,661	116,367	—

(iii) The voting results to approve, on an advisory basis, a resolution on the compensation of the Company's named executive officers as set forth in the Proxy Statement were as follows:

For	Against	Abstain	Broker Non-Votes
69,369,267	2,185,419	93,705	7,530,225

(iv) The voting results to approve an amendment to the Company's Articles of Incorporation to increase its total authorized common shares from 100,000,000 to 200,000,000 were as follows:

For	Against	Abstain	Broker Non-Votes
78,476,333	615,067	87,216	—

(v) The voting results to approved the Company's 2024 Long-Term Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
69,671,233	1,907,526	69,632	7,530,225

Item 8.01 Other Events.

The Company announced that the Board of Directors has declared its next regular quarterly cash dividend of $0.08 per share or $0.32 annually. The next cash dividend will be payable on June 28, 2024, to stockholders of record as of the close of business on June 7, 2024.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release Quarterly Cash Dividend Announcement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	May 24, 2024	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary